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                                  EXHIBIT 24.2
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                                                                  Exhibit 24.2



                       CONSENT OF INDEPENDENT ACCOUNTANTS
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We consent to the incorporation by reference in the registration statement of
Provident American Corporation on Form S-8 of our report dated March 30, 1999, on our audits of the consolidated financial statements and financial statement schedules of Provident American Corporation appearing in the Company's Annual Report on Form 10-K for the years ended December 31, 1998 and 1997.

We also consent to the reference to us under the caption "Experts" in the Prospectus.



BDO SEIDMAN, LLP
Philadelphia, Pennsylvania



July 13, 1999